UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21506

Name of Fund:  BlackRock Enhanced Capital and Income Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Enhanced Capital and Income Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 882-0052

Date of fiscal year end: 12/31/07

Date of reporting period: 01/01/07 - 06/30/07

Item 1 - Report to Stockholders


EQUITIES   FIXED INCOME   REAL ESTATE   LIQUIDITY   ALTERNATIVES
BLACKROCK SOLUTIONS


BlackRock Enhanced Capital
and Income Fund, Inc.


SEMI-ANNUAL REPORT
JUNE 30, 2007    (UNAUDITED)


(BLACKROCK logo)



NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


BlackRock Enhanced Capital and Income Fund, Inc. seeks to provide shareholders with current income and capital appreciation. The Fund seeks to achieve its investment objectives by investing in a portfolio of equity and debt securities of U.S. and foreign issuers.

This report, including the financial information herein, is transmitted to shareholders of BlackRock Enhanced Capital and Income Fund, Inc. for their information. It is not a prospectus. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


BlackRock Enhanced Capital and Income Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS... logo)
It's Fast, Convenient, & Timely!



BlackRock Enhanced Capital and Income Fund, Inc.


The Benefits and Risks of Leveraging


BlackRock Capital and Income Strategies Fund, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest or dividend rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.



BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.                  JUNE 30, 2007



A Letter to Shareholders


Dear Shareholder

At the mid-point of 2007, investor sentiment appeared quite buoyant, notwithstanding some undertones of caution. For equity markets, positive momentum as the year began was interrupted by a notable but transitory set-back at the end of February. Markets resumed their ascent through May, but entered a trading range in June as investors began to question the sustainability of the rally. For the most part, equities found support in robust merger-and-acquisition activity, healthy global economies, tame inflation, relatively low interest rates, still-positive earnings growth and attractive valuations. These tailwinds prevailed over such headwinds as a weakening U.S. economy, slowing housing market, credit-related lending problems, escalating geopolitical concerns and high energy prices, leading the Standard & Poor's (S&P) 500 Index to a new record high in May.

Meanwhile, turmoil in the subprime mortgage market and generally mixed economic signals weighed on bonds. In June, bond prices dropped precipitously as long-term yields rose to their highest levels in five years. The 10-year Treasury yield, which began 2007 at 4.68%, reached nearly 5.30% in mid-June before retracing to 5.03% by month's end. Notably, this year has brought some re-steepening of the yield curve, which had been flat to inverted throughout 2006. Still, at the end of June, yields along the curve remained below the federal funds rate of 5.25%, the level at which the Federal Reserve Board (the
Fed) has left it since first pausing in August 2006. While first-quarter gross domestic product growth of 0.7% represented the slowest rate of expansion since 2002, the Fed reiterated that inflation, not a slowing economy, remains its primary concern. Many observers interpreted the Fed's reaction to mean that the economy has hit its low and is bound for renewed strength, thereby reducing the likelihood of an interest rate cut in the near future.

Against this backdrop, the major equity market indexes posted strong returns for the annual and semi-annual periods ended June 30, 2007, while fixed income assets were more mixed:


Total Returns as of June 30, 2007                                                  6-month       12-month
U.S. equities (S&P 500 Index)                                                      + 6.96%        +20.59%
Small cap U.S. equities (Russell 2000 Index)                                       + 6.45         +16.43
International equities (MSCI Europe, Australasia, Far East Index)                  +10.74         +27.00
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                           + 0.98         + 6.12
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                     + 0.14         + 4.69
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)   + 2.96         +11.22


We expect market volatility to linger throughout the second half of 2007. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to view "What's Ahead in 2007:
The Second-Quarter Update" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund President and Director


THIS PAGE NOT PART OF YOUR FUND REPORT



BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.                  JUNE 30, 2007



Fund Summary as of June 30, 2007 (Unaudited)
                               BlackRock Enhanced Capital and Income Fund, Inc.


Fund Information


Symbol on New York Stock Exchange                                  CII
Initital Offering Date                                        April 30, 2004
Yield on Closing Market Price as of 6/30/07 ($22.08)*             8.79%
Current Quarterly Distribution per share of Common Stock**        $0.485
Current Annualized Distribution per share of Common Stock**       $1.94

 * Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

   Past performance does not guarantee future results.

** The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.


The table below summarizes the changes in the Fund's market price and net asset value:

                      6/30/07    12/31/06    Change       High       Low

Market Price           $22.08     $20.41     8.18%       $23.19     $19.70
Net Asset Value        $23.87     $22.91     4.19%       $24.45     $22.23


The following chart shows the portfolio composition of the Fund's long-term investments:


Portfolio Composition


                                                6/30/07        12/31/06

Common Stocks                                     98%             60%
Preferred Stocks                                   2              19
Foreign Government Obligations                     --             10
Corporate Bonds                                    --              7
Capital Trusts                                     --              2
Trust Preferreds                                   --              1
Municipal Bonds                                    --              1
Real Estate Investments Trusts                     --            --*

 * Amount is less than 0.1%.



BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.                  JUNE 30, 2007



Schedule of Investments as of June 30, 2007 (Unaudited)       (in U.S. dollars)


                                                         Shares
Industry              Preferred Stocks                     Held         Value

Food Products--1.4%

       General Mills, Inc., 4.50% (d)                     2,000   $   2,010,100
       H.J. Heinz Finance Co., 6.226% (e)                    20       2,053,750

       Total Preferred Stocks
       (Cost--$4,107,447)--1.4%                                       4,063,850



                      Common Stocks

Aerospace & Defense--4.8%

       Honeywell International, Inc.                     57,100       3,213,588
       Lockheed Martin Corp.                             30,000       2,823,900
       Northrop Grumman Corp.                            51,900       4,041,453
       Raytheon Co.                                      72,100       3,885,469
                                                                  -------------
                                                                     13,964,410

Automobiles--0.2%

       Honda Motor Co., Ltd. (a)                         16,800         609,672

Beverages--1.2%

       Coca-Cola Enterprises, Inc.                      150,100       3,602,400

Capital Markets--3.4%

       The Bank of New York Co., Inc. (d)               125,000       5,180,000
       Morgan Stanley                                    56,600       4,747,608
                                                                  -------------
                                                                      9,927,608

Chemicals--1.0%

       E.I. du Pont de Nemours & Co.                     57,400       2,918,216

Commercial Banks--1.0%

       Wells Fargo & Co.                                 82,600       2,905,042

Communications Equipment--0.9%

       Alcatel SA (a)                                   175,300       2,454,200

Computers & Peripherals--4.3%

       Hewlett-Packard Co.                               55,800       2,489,796
       International Business Machines
          Corp.                                          76,600       8,062,150
       Sun Microsystems, Inc. (d)                       383,900       2,019,314
                                                                  -------------
                                                                     12,571,260

Diversified Financial Services--6.7%

       Bank of America Corp.                             82,727       4,044,523
       Citigroup, Inc.                                  153,390       7,867,373
       JPMorgan Chase & Co.                             158,772       7,692,503
                                                                  -------------
                                                                     19,604,399

Diversified Telecommunication
Services--3.9%

       AT&T Inc.                                        116,370       4,829,355
       Qwest Communications
          International Inc. (d)                        199,200       1,932,240
       Verizon Communications, Inc.                     107,400       4,421,658
                                                                  -------------
                                                                     11,183,253

Electric Utilities--2.4%

       FPL Group, Inc.                                   60,800       3,449,792
       The Southern Co.                                 100,900       3,459,861
                                                                  -------------
                                                                      6,909,653



                                                         Shares
Industry              Common Stocks                        Held         Value

Energy Equipment & Services--3.4%

       BJ Services Co.                                   90,600   $   2,576,664
       GlobalSantaFe Corp.                               72,200       5,216,450
       Halliburton Co.                                   60,700       2,094,150
                                                                  -------------
                                                                      9,887,264

Food & Staples Retailing--0.3%

       Wal-Mart Stores, Inc.                             19,600         942,956

Food Products--3.7%

       General Mills, Inc.                               77,500       4,527,550
       Kraft Foods, Inc.                                 34,000       1,198,500
       Unilever NV (a)                                  159,300       4,941,486
                                                                  -------------
                                                                     10,667,536

Health Care Equipment & Supplies--1.0%

       Baxter International, Inc.                        54,100       3,047,994

Hotels, Restaurants & Leisure--0.9%

       McDonald's Corp.                                  50,700       2,573,532

Household Durables--0.8%

       Koninklijke Philips Electronics NV                58,000       2,454,560

Household Products--1.3%

       Kimberly-Clark Corp.                              58,600       3,919,754

IT Services--1.3%

       Unisys Corp. (d)                                 413,300       3,777,562

Industrial Conglomerates--3.6%

       General Electric Co.                             114,200       4,371,576
       Tyco International Ltd. (d)                      182,500       6,166,675
                                                                  -------------
                                                                     10,538,251

Insurance--5.6%

       American International Group, Inc.                88,900       6,225,667
       Hartford Financial Services Group, Inc. (f)       31,600       3,112,916
       The Travelers Cos., Inc.                          79,500       4,253,250
       XL Capital Ltd. Class A                           31,300       2,638,277
                                                                  -------------
                                                                     16,230,110

Machinery--1.1%

       Deere & Co.                                       26,200       3,163,388

Media--4.5%

       Citadel Broadcasting Corp.                         6,942          44,776
       Comcast Corp. Special Class A (d)                150,550       4,209,378
       Time Warner, Inc.                                267,600       5,630,304
       Walt Disney Co.                                   90,400       3,086,256
                                                                  -------------
                                                                     12,970,714

Metals & Mining--2.1%

       Alcan, Inc.                                       37,400       3,040,620
       Alcoa, Inc.                                       73,400       2,974,902
                                                                  -------------
                                                                      6,015,522

Multi-Utilities--1.3%

       Consolidated Edison, Inc.                         47,200       2,129,664
       Dominion Resources, Inc.                          20,800       1,795,248
                                                                  -------------
                                                                      3,924,912

Office Electronics--1.2%

       Xerox Corp. (d)                                  188,400       3,481,632



BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.                  JUNE 30, 2007



Schedule of Investments (concluded)                           (in U.S. dollars)


                                                         Shares
Industry              Common Stocks                        Held         Value

Oil, Gas & Consumable
Fuels--7.2%

       Anadarko Petroleum Corp.                          69,000   $   3,587,310
       Chevron Corp.                                     43,600       3,672,864
       Consol Energy, Inc.                               22,800       1,051,308
       Exxon Mobil Corp.                                121,000      10,149,480
       Peabody Energy Corp.                              53,700       2,598,006
                                                                  -------------
                                                                     21,058,968

Pharmaceuticals--7.0%

       Bristol-Myers Squibb Co.                         100,700       3,178,092
       GlaxoSmithKline Plc (a)                           81,800       4,283,866
       Johnson & Johnson                                 42,300       2,606,526
       Pfizer, Inc.                                     195,600       5,001,492
       Schering-Plough Corp.                            105,200       3,202,288
       Wyeth                                             36,000       2,064,240
                                                                  -------------
                                                                     20,336,504

Semiconductors & Semiconductor
Equipment--5.0%

       Applied Materials, Inc.                           69,700       1,384,939
       Fairchild Semiconductor International,
          Inc. (d)                                      171,900       3,321,109
       Intel Corp.                                      162,200       3,853,872
       LSI Logic Corp. (d)                              430,100       3,230,051
       Micron Technology, Inc. (d)                      210,300       2,635,059
                                                                  -------------
                                                                     14,425,030

Thrifts & Mortgage Finance--0.6%

       Fannie Mae                                        28,100       1,835,773

Wireless Telecommunication
Services--1.2%

       Sprint Nextel Corp.                              164,100       3,398,511

       Total Common Stocks
       (Cost--$195,085,956)--82.9%                                  241,300,586



                                                           Face
               Short-Term Securities                     Amount         Value

Time Deposits--0.0%

       Brown Brothers Harriman & Co.,
          4.64% due 7/02/2007                       $     6,490   $       6,490


                                                     Beneficial
                                                       Interest

       BlackRock Liquidity Series, LLC
          Cash Sweep Series, 5.33% (b)(c)           $46,750,887      46,750,887

       Total Short-Term Securities
       (Cost--$46,757,377)--16.1%                                    46,757,377

       Total Investments
       (Cost--$245,950,780)--100.4%                                 292,121,813



                                                      Number of
               Options Written                        Contracts

Call Options Written--(0.3%)

       Chevron Corp., expiring
          January 2008 at USD 90                            100        (38,000)
       Comcast Corp. Special Class A,
          expiring July 2007 at USD 28.333                  438        (26,280)
       International Business Machines Corp.,
          expiring July 2007 at USD 100                     110        (63,800)
       S&P 500 Option, expiring
          July 2007 at USD 1,535                          1,055       (770,150)

       Total Options Written
       (Premiums Received--$1,008,526)--(0.3%)                        (898,230)

Total Investments, Net of Options Written
(Cost--$244,942,254*)--100.1%                                       291,223,583
Liabilities in Excess of Other Assets--(0.1%)                         (322,009)
                                                                  -------------
Net Assets--100.0%                                                $ 290,901,574
                                                                  =============


  * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $    245,580,042
                                                   ================
    Gross unrealized appreciation                  $     46,595,832
    Gross unrealized depreciation                         (952,291)
                                                   ----------------
    Net unrealized appreciation                    $     45,643,541
                                                   ================

(a) Depositary receipts.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Interest
    Affiliate                                   Activity        Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series                      $34,740,481      $516,640


(c) Represents the current yield as of June 30, 2007.

(d) Non-income producing security.

(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f) All or portion of security held as collateral in connection with open financial futures contracts.

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

o   Financial futures contracts purchased as of June 30, 2007 were as follows:

    Number of                      Expiration         Face        Unrealized
    Contracts      Issue              Date           Value       Depreciation

       54      S&P 500 Index     September 2007   $20,492,116    $  (34,216)

    See Notes to Financial Statements.



BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.                  JUNE 30, 2007


Statement of Assets, Liabilities and Capital

As of June 30, 2007 (Unaudited)
Assets

       Investments in unaffiliated securities, at value (identified cost--$199,199,893)                           $   245,370,926
       Investments in affiliated securities, at value (identified cost--$46,750,887)                                   46,750,887
       Foreign cash (cost--$9,142)                                                                                          9,151
       Receivables:
           Securities sold                                                                     $     1,456,806
           Dividends                                                                                   221,276
           Variation margin                                                                              1,037          1,679,119
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                   45,260
                                                                                                                  ---------------
       Total assets                                                                                                   293,855,343
                                                                                                                  ---------------

Liabilities

       Options written, at value (premiums received--$1,008,526)                                                          898,230
       Bank overdraft                                                                                                       6,453
       Payables:
           Dividends to shareholders                                                                 1,086,919
           Securities purchased                                                                        635,092
           Investment adviser                                                                          211,580
           Other affiliates                                                                              2,646
           Interest on loans                                                                             2,364          1,938,601
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             110,485
                                                                                                                  ---------------
       Total liabilities                                                                                                2,953,769
                                                                                                                  ---------------

Net Assets

       Net Assets                                                                                                 $   290,901,574
                                                                                                                  ===============

Capital

       Common Stock, $.10 par value; 200,000,000 shares authorized                                                $     1,218,874
       Paid-in capital in excess of par                                                                               231,130,228
       Accumulated distributions in excess of investment income--net                           $   (9,843,739)
       Undistributed realized capital gains--net                                                    22,149,090
       Unrealized appreciation--net                                                                 46,247,121
                                                                                               ---------------
       Total accumulated earnings--net                                                                                 58,552,472
                                                                                                                  ---------------
       Total capital--Equivalent to $23.87 per share based on 12,188,736 shares of capital stock
       outstanding (market price--$22.08)                                                                         $   290,901,574
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.                  JUNE 30, 2007


Statement of Operations

For the Six Months Ended June 30, 2007 (Unaudited)
Investment Income

       Dividends (net of $28,744 foreign withholding tax)                                                         $     3,753,861
       Interest (including $516,640 from affiliates)                                                                    2,288,215
                                                                                                                  ---------------
       Total income                                                                                                     6,042,076
                                                                                                                  ---------------

Expenses

       Loan interest expense                                                                   $     2,174,821
       Investment advisory fees                                                                      1,535,761
       Asset securitization fees                                                                        77,415
       Accounting services                                                                              62,535
       Custodian fees                                                                                   56,343
       Professional fees                                                                                35,573
       Printing and shareholder reports                                                                 22,740
       Directors' fees and expenses                                                                     12,537
       Pricing services                                                                                  8,734
       Transfer agent fees                                                                               7,979
       Listing fees                                                                                      4,751
       Other                                                                                            13,518
                                                                                               ---------------
       Total expenses                                                                                                   4,012,707
                                                                                                                  ---------------
       Investment income--net                                                                                           2,029,369
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain on:
           Investments--net                                                                         14,144,713
           Options written--net                                                                      2,720,115
           Financial futures contracts and swaps--net                                                   95,278
           Foreign currency transactions--net                                                            4,975         16,965,081
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                          4,789,435
           Options written--net                                                                       (31,824)
           Financial futures contracts--net                                                           (48,968)
           Foreign currency transactions--net                                                                8          4,708,651
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                         21,673,732
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    23,703,101
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.                  JUNE 30, 2007


Statements of Changes in Net Assets

                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                June 30, 2007      December 31,
Increase (Decrease) in Net Assets:                                                               (Unaudited)           2006
Operations

       Investment income--net                                                                  $     2,029,369    $     4,707,078
       Realized gain--net                                                                           16,965,081         16,379,925
       Change in unrealized appreciation/depreciation--net                                           4,708,651         27,847,886
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         23,703,101         48,934,889
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net                                                                   (12,073,833)++        (4,463,881)
       Realized gain--net                                                                                   --       (13,797,677)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders      (12,073,833)       (18,261,558)
                                                                                               ---------------    ---------------

Capital Stock Transactions

       Shares redeemed in repurchase offer                                                                  --       (12,039,454)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from capital stock transactions                                 --       (12,039,454)
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                 11,629,268         18,633,877
       Beginning of period                                                                         279,272,306        260,638,429
                                                                                               ---------------    ---------------
       End of period*                                                                          $   290,901,574    $   279,272,306
                                                                                               ===============    ===============
         * Undistributed (accumulated distributions in excess of) investment income--net       $   (9,843,739)    $       200,725
                                                                                               ===============    ===============

        ++ A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.

           See Notes to Financial Statements.


BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.                  JUNE 30, 2007


Statement of Cash Flows

For the Six Months Ended June 30, 2007 (Unaudited)
Cash Provided by Operating Activities

       Net increase in net assets resulting from operations                                                       $    23,703,101
       Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
           Decrease in receivables                                                                                      1,958,456
           Increase in other assets                                                                                      (39,826)
           Decrease in other liabilities                                                                                (197,732)
           Realized and unrealized gain--net                                                                         (21,673,732)
           Realized and unrealized loss on financial futures contracts                                                   (17,625)
           Amortization of premium and discount                                                                           445,438
       Proceeds from sales and paydowns of long-term securities                                                       241,926,020
       Purchases of long-term securities                                                                            (104,117,049)
       Purchases of short-term investments                                                                           (34,668,117)
       Other investment related transactions                                                                               16,445
       Premiums received from options written                                                                           6,566,685
       Premiums paid on closing options written                                                                       (3,299,511)
                                                                                                                  ---------------
       Cash provided by operating activities                                                                          110,602,553
                                                                                                                  ---------------

Cash Used for Financing Activities

       Cash receipts from borrowings                                                                                   42,000,000
       Cash payments from borrowings                                                                                (142,000,000)
       Dividends paid to shareholders                                                                                (12,431,191)
       Increase in bank overdraft                                                                                           6,453
                                                                                                                  ---------------
       Cash used for financing activities                                                                           (112,424,738)
                                                                                                                  ---------------

Cash Impact From Foreign Exchange Fluctuations

       Effect of exchange rate changes on cash                                                                              4,983
                                                                                                                  ===============

Cash

       Net decrease in cash                                                                                           (1,817,202)
       Cash at beginning of period                                                                                      1,826,353
                                                                                                                  ---------------
       Cash at end of period                                                                                      $         9,151
                                                                                                                  ===============

Cash Flow Information

       Cash paid for interest                                                                                     $     2,295,601
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.                  JUNE 30, 2007


Financial Highlights

                                                                        For the Six                              For the Period
                                                                        Months Ended     For the Year Ended     April 30, 2004++
The following per share data and ratios have been derived              June 30, 2007        December 31,        to December 31,
from information provided in the financial statements.                  (Unaudited)        2006          2005         2004
Per Share Operating Performance

Net asset value, beginning of period                                    $      22.91   $      20.31   $      20.76   $      19.10
                                                                        ------------   ------------   ------------   ------------
Investment income--net                                                        .17***         .37***         .46***            .46
Realized and unrealized gain--net                                               1.78           3.69            .29           1.84
                                                                        ------------   ------------   ------------   ------------
Total from investment operations                                                1.95           4.06            .75           2.30
                                                                        ------------   ------------   ------------   ------------
Less dividends and distributions:
   Investment income--net                                                  (.99)++++          (.33)          (.47)          (.48)
   Realized gain--net                                                             --         (1.13)          (.73)          (.11)
   Tax return of capital                                                          --             --             --          (.01)
                                                                        ------------   ------------   ------------   ------------
Total dividends and distributions                                              (.99)         (1.46)         (1.20)          (.60)
                                                                        ------------   ------------   ------------   ------------
Offering costs resulting from the issuance of Common Stock                        --             --             --          (.04)
                                                                        ------------   ------------   ------------   ------------
Net asset value, end of period                                          $      23.87   $      22.91   $      20.31   $      20.76
                                                                        ============   ============   ============   ============
Market price per share, end of period                                   $      22.08   $      20.41   $      17.21   $      18.32
                                                                        ============   ============   ============   ============

Total Investment Return**

Based on net asset value per share                                          9.04%+++         21.70%          4.69%      12.30%+++
                                                                        ============   ============   ============   ============
Based on market price per share                                            13.21%+++         27.95%           .52%     (5.36%)+++
                                                                        ============   ============   ============   ============

Ratios to Average Net Assets

Expenses, net of waiver and excluding interest expense                        1.30%*          1.42%          1.47%         1.20%*
                                                                        ============   ============   ============   ============
Expenses, net of waiver                                                       2.83%*          3.54%          2.96%         1.96%*
                                                                        ============   ============   ============   ============
Expenses                                                                      2.83%*          3.54%          2.96%         2.19%*
                                                                        ============   ============   ============   ============
Investment income--net                                                        1.43%*          1.75%          2.28%         3.52%*
                                                                        ============   ============   ============   ============

Leverage

Amount of borrowings outstanding (in thousands)                                   --   $    100,000   $    109,000   $    109,000
                                                                        ============   ============   ============   ============
Average amount of borrowings outstanding during the period
(in thousands)                                                          $     78,220   $    107,504   $    109,000   $     98,750
                                                                        ============   ============   ============   ============
Average amount of borrowings outstanding per share during
the period***                                                           $       6.42   $       8.51   $       8.50   $       7.70
                                                                        ============   ============   ============   ============

Supplemental Data

Net assets, end of period (in thousands)                                $    290,902   $    279,272   $    260,638   $    266,345
                                                                        ============   ============   ============   ============
Portfolio turnover                                                               30%            38%            61%            20%
                                                                        ============   ============   ============   ============

      * Annualized.

     ** Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

    *** Based on average shares outstanding.

     ++ Commencement of operations.

   ++++ A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.                  JUNE 30, 2007



Notes to Financial Statements (Unaudited)


1. Significant Accounting Policies:
BlackRock Enhanced Capital and Income Fund, Inc. (formerly BlackRock Capital and Income Strategies Fund, Inc.), (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol CII. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC markets or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may utilize a matrix system for valuations.

Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract resulting from an unfavorable price change in the underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.



BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.                  JUNE 30, 2007



Notes to Financial Statements (continued)


* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the trans-actions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends are declared and paid quarterly. Distribution of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.



BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.                  JUNE 30, 2007



Notes to Financial Statements (continued)


(f) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return the borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Bank overdraft--The Fund recorded a bank overdraft which resulted from management estimates of available cash.

(h) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation
No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's tax returns remains open for the years ended December 31, 2003 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards
No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with the Manager. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .85% of the Fund's average daily net assets, including the proceeds of any outstanding borrowings used for leverage. In addition, the Manager has entered into sub-advisory agreements with BlackRock Investment Management, LLC ("BIM") and BlackRock Financial Management, Inc., both affiliates of the Manager, under which the Manager pays BIM for services it provides a fee that is a percentage of the management fee paid by the Fund to the Manager.



BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.                  JUNE 30, 2007



Notes to Financial Statements (concluded)


The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund, invest cash, collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

In addition, MLPF&S received $12,942 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2007.

For the six months ended June 30, 2007, the Fund reimbursed the Manager $2,383 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended June 30, 2007 were $102,572,348 and $240,746,375, respectively.

Transactions in options written for the six months ended June 30, 2007 were as follows:


                                           Number of           Premiums
Call Options Written                       Contracts           Received

Outstanding call options written,
   beginning of period                         2,806    $       461,466
Options written                                6,171          6,566,685
Options closed                               (4,906)        (5,552,767)
Options expired                              (2,368)          (466,858)
                                      --------------    ---------------
Outstanding call options written,
   end of period                               1,703    $     1,008,526
                                      ==============    ===============


4. Capital Share Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.


Common Stock

Shares issued and outstanding during the six months ended June 30, 2007 remained constant and for the year ended December 31, 2006 decreased by 641,500 as a result of a share repurchase offer.


5. Short-Term Borrowings:
On May 18, 2007, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citicorp North America, Inc. ("Citicorp") as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The agreement was renewed for one year and has a maximum limit of $135,000,000. Under the Citicorp program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including asset securitization fees and a backstop commitment fee.

For the six months ended June 30, 2007, the average amount borrowed was approximately $78,220,000 and the daily weighted average interest rate was 5.61%.



BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.                  JUNE 30, 2007



Managed Distribution Policy


The Fund has adopted a policy of paying regular distributions on its Common Stock (the "Managed Distribution Policy"). The Fund's Board of Directors has initially determined to pay quarterly distributions at an annualized rate of 6% of the initial public offering price per share ($.30 per share, per quarter). The Fund's Board of Directors has determined to pay additional distributions on an annual basis equal to any income earned by the Fund in excess of the quarterly distributions as may be necessary to distribute substantially all of the Fund's net investment company taxable income for that year.

The Fund generally is not permitted to distribute net realized long-term capital gains more than once per year without exemptive relief from the Securities and Exchange Commission. As a result, the Fund has applied for an exemptive order that will permit the Fund to make periodic distributions of realized long-term capital gains to its shareholders. Until such time, if any, as the exemptive relief is granted, the Fund intends to make distributions from its net investment income on a quarterly basis and from its net realized long-term capital gains, if any, on an annual basis. If such exemptive relief is granted, the Fund intends to make distributions from its net investment income and its realized long-term capital gains, if any, on a quarterly basis.

If the total distributions paid by the Fund to its shareholders for any calendar year exceed the Fund's net investment company taxable income and net realized capital gain for that year, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in his or her stock. Any distributions that constitute tax-free return of capital will reduce a shareholder's tax basis in his or her stock. In effect, a return of capital is the return of a shareholder's investment in the Fund and will result in a corresponding decline in the Fund's net asset value. Return of capital distributions also may have the effect of increasing the Fund's operating expense ratio. Any amounts distributed to a shareholder in excess of such shareholder's tax basis in his or her stock will generally be taxable to the shareholder as capital gain.

The Fund currently expects that the amount of distributions made under the Managed Distribution Policy generally will be independent of, and not contingent upon, the Fund's performance in any of the first three quarters of the Fund's fiscal year. Distribution rates under the Managed Distribution Policy may be increased in the Fund's fourth fiscal quarter in light of the Fund's performance for the fiscal year and to enable the Fund to comply with the distribution requirements applicable to regulated investment companies.
It also is currently expected that the Fund's investment portfolio initially will not produce sufficient dividend and interest income to fully fund distributions under the Managed Distribution Policy. Consequently, if the Fund does not realize sufficient short-term capital gains and long-term capital gains to make up any shortfall, distributions to the Fund's Common Stock shareholders will include returns of capital. Prior to receipt of the above-referenced exemptive order, long-term capital gains will be available to make up any shortfall in funding distributions only on an annual basis, thereby increasing the likelihood that distributions will include returns of capital to shareholders. The Fund is not required to maintain the Managed Distribution Policy and such policy (including the amount of the quarterly distribution) may be modified or terminated at any time without notice. Any such modification or termination of the Managed Distribution Policy may have an adverse effect on the market price of the Fund's Common Stock.



BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.                  JUNE 30, 2007



Officers and Directors


Robert C. Doll, Jr., Fund President and Director
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Donald C. Burke, Vice President and Treasurer
Karen Clark, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109


Transfer Agent
Common Stock:
The Bank of New York
100 Barclay Street - 11 East
New York, NY 10286



BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.                  JUNE 30, 2007



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisers, banks or brokerages may offer this service.


BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.                  JUNE 30, 2007


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - As of June 30, 2007 (b) Effective May 2, 2007, Mr. Jonathan Clark joined the Registrant's portfolio management team. Messrs. Amero, Martorelli, Burger, Chen and Hussain, each a member of the Registrant's management team identified in response to paragraph (a) of this item in the Registrant's most recent annual report, is no longer responsible for the day-to-day management of the Registrant's portfolio. Mr. Kevin Rendino, a member of the management team also identified in the Registrant's most recent annual report, remains a member of the Registrant's portfolio management team.

           Mr. Clark has been a Director of and portfolio manager with BlackRock since 2006. Before joining BlackRock, he was a Director of MLIM and was a Vice President of MLIM from 1999 to 2005. Mr. Clark has fifteen years' experience as a portfolio manager and trader.
           Mr. Clark has been a member of the Fund's portfolio management team since 2007.

           (a)(2) As of June 30, 2007:


                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                            Other                                           Other
       (i) Name of        Registered     Other Pooled                     Registered    Other Pooled
       Portfolio          Investment      Investment      Other           Investment     Investment      Other
       Manager            Companies        Vehicles      Accounts         Companies       Vehicles      Accounts
       Jonathan Clark             10                 3         0                0               0           0
                      $3,638,062,329    $1,268,124,766        $0               $0              $0          $0

           (iv) Potential Material Conflicts of Interest


           BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

           As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

           (a)(3) As of June 30, 2007:

           Portfolio Manager Compensation

                  Compensation Program
                  The elements of total compensation for portfolio managers on BlackRock's Quantitative Investments team include a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide these portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, compensation levels for these portfolio managers fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

                  Base compensation
                  Like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

                  Performance-Based Compensation
                  BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, BlackRock and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. BlackRock's formulaic portfolio manager compensation program includes: investment performance over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

                  Long-Term Retention and Incentive Plan (LTIP)
                  The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

                  Cash Bonus
                  Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

                  Stock Bonus
                  A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the BlackRock shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect BlackRock's reputation for integrity.

                  Other Compensation Programs
                  Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of BlackRock mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

                  Other Benefits
                  Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of BlackRock and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

(a)(4)     Beneficial Ownership of Securities.     As of June 30, 2007,
           Mr. Clark does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Enhanced Capital and Income Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Enhanced Capital and Income Fund, Inc.


Date: August 20, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Enhanced Capital and Income Fund, Inc.


Date: August 20, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Enhanced Capital and Income Fund, Inc.


Date: August 20, 2007